                                                                   EXHIBIT 10.17

                                LOAN AGREEMENT

     THIS LOAN AGREEMENT (the "Agreement") is entered into as of this 20th day of January, 2000 between MIL 3, Incorporated, a Delaware corporation (the "Company"), and George M. Cathey ("Cathey").

     WHEREAS, upon the terms and subject to the conditions set forth in this Agreement, the Company proposes to loan to Cathey the amount required to permit Cathey to pay federal, state and local taxes related to the exercise of the option to purchase 100,000 shares of Common Stock, $.01 par value per share, of the Company ("Common Stock") pursuant to the Stock Purchase and Option Agreement (the "Option Agreement") attached hereto as Exhibit A (the shares of Common
                                            ---------
Stock acquired upon the exercise of such option shall be referred to herein as the "Shares"); and

     WHEREAS, upon the terms and subject to the conditions set forth in this Agreement, Cathey desires to issue a secured promissory note to the Company to evidence such loan.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

     1.   Loan.  The Company agrees to make the following loans to Cathey:
          ----

          (a) On the date of exercise, as set forth in Section 1.2(c)(i) of the Option Agreement, the Company shall loan an aggregate of $231,023.90 to Cathey (the "Loan"), in exchange for the secured promissory note of Cathey, in the principal amount of the Loan, in the form attached hereto as Exhibit B (the
                                                             ---------
"Note"). The Loan shall be used by Cathey solely to pay federal, state and local taxes incurred by Cathey in connection with the purchase of the Shares.

          (b) On or about April 13, 2001, the Company shall loan to Cathey (the "Tax Loan") such amount, to be mutually agreed upon by Cathey and the Company, as is necessary for Cathey to pay any additional federal, state and local taxes incurred by Cathey in connection with the purchase of the Shares, which loan amount shall include the amount of any applicable tax withholding obligation of the Company, in exchange for the secured promissory note of Cathey, in the principal amount of the Tax Loan, substantially in the form attached hereto as Exhibit C (the "Second Note").
---------

          (c) At any time and from time to time prior to the payment in full of the Note, the Company shall loan to Cathey (the "Second Tax Loan") such amount, to be mutually agreed upon by Cathey and the Company, as is necessary for Cathey to pay any additional federal, state and local taxes or any tax penalties incurred by Cathey in connection with the purchase of the Shares, which loan amount shall include the amount of any applicable tax withholding obligation of the Company, in exchange for the secured promissory note of Cathey, in the principal amount of the Second Tax Loan, substantially in the form attached hereto as Exhibit C (the "Third Note"); provided (i) that such additional
          ---------
federal, state and local taxes or tax penalties shall be assessed by the Internal Revenue Service or the tax collection authority of any state or local jurisdiction as the result of an audit, or shall be determined by any federal, state or local court, and (ii) that Cathey shall have a legal obligation to pay such additional federal, state and local taxes or tax penalties.

          (d) Cathey's obligations under the Note, the Second Note, the Third Note and this Agreement shall be recourse to Cathey's interest in the Collateral (as defined in the Pledge Agreement).

          (e) Notwithstanding Sections 1(b) and 1(c) of this Agreement, the Company shall have no obligation to make the Tax Loan or the Second Tax Loan to Cathey if, on or prior to the date of the Tax Loan or the Second Tax Loan, as the case may be, Cathey's employment with the Company has been terminated by the Company for "good cause" as set forth in Section 2.1 of the Employment Agreement, dated December 4, 1995, between Cathey and the Company.

     2.   Security Interest.  As set forth in the Pledge Agreement attached
          -----------------
hereto as Exhibit D (the "Pledge Agreement"), Cathey hereby grants to the
          ---------
Company a security interest in the Shares to secure the payment and performance of the Note and, if and when issued by Cathey, the Second Note and the Third Note.

     3.   Investment Representations.  Cathey represents, warrants and covenants
          --------------------------
as follows:

          (a) Cathey is purchasing the Shares for his own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933, as amended (the "Securities Act"), or any rule or regulation under the Securities Act.

          (b) Cathey has had such opportunity as he has deemed adequate to obtain from representatives of the Company such information as is necessary to permit him to evaluate the merits and risks of his investment in the Company.

          (c) Cathey has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

          (d) Cathey can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

          (e) Cathey understands that (i) the Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act ("Rule 144"), (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available and
(iii) in any event, the exemption from registration under Rule 144 will not be available for at least one year and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public and other terms and conditions of Rule 144 are complied with.

          (f) A legend substantially in the following form will be placed on the certificate(s) representing the Shares:

     "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred or otherwise disposed of in the absence of an effective registration statement under such Act or an opinion of counsel satisfactory to the corporation to the effect that such registration is not required."

     4.   Lock-up Agreement.  Cathey, if requested by the Company and the
          -----------------
managing underwriter of an initial public offering of Common Stock or other securities of the Company pursuant to a registration statement filed by the Company with the Securities and Exchange Commission, agrees to enter into a lock-up agreement with such managing underwriter pursuant to which Cathey will agree not to sell publicly or otherwise transfer or dispose of the Shares or other securities of the Company for a specified period of time (not to exceed 180 days) from the effective date of such registration statement.

     5.   Notices.  All notices, demands and other communications provided for
          -------
or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, courier service, personal delivery or facsimile (provided that "answer back" confirmation is received by the sender of the facsimile):

          (a)  if to the Company:

               MIL 3, Incorporated
               3400 International Drive, N.W.
               Washington, D.C. 20008
               Facsimile: (202) 364-8554
               Attn: Chief Financial Officer

          with a copy to:

               Hale and Dorr LLP
               1455 Pennsylvania Ave., N.W.
               Washington, DC 20004-1008
               Facsimile: (202) 942-8484
               Attn: Brent Siler, Esq.

          (b)  if to Cathey:

               George M. Cathey
               1608 Q Street, N.W.
               Washington, D.C. 20009

     All such notices and communications shall be deemed to have been duly given
(a) when delivered by hand, if personally delivered, (b) when delivered by courier, if delivered by commercial overnight courier service, (c) when mailed, five business days after being deposited in the mail, postage prepaid, or (d) when "answer back" confirmation is received by the sender, if sent by facsimile. Any party may, from time to time, change its address by sending a notice with the new address in accordance with the provisions of this Section 5.

     6.   Successors and Assigns.  This Agreement shall inure to the benefit of
          ----------------------
and be binding upon the successors and permitted assigns of the parties hereto. Cathey may not assign any of his rights under this Agreement without the written consent of the Company. The Company may assign any of its rights under this Agreement without the written consent of Cathey. No person or entity other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement.

     7.   Amendment and Waiver.
          --------------------

          (a) No failure or delay on the part of Cathey or the Company in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

          (b) Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement and any consent to any departure by any party from the terms of any provision of this Agreement shall be effective (i) only if it is made or given in writing and signed by Cathey and the Company and (ii) only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on any party in any case shall entitle any party hereto to any other or further notice or demand in similar or other circumstances.

     8.   Counterparts.  This Agreement may be executed by the parties hereto in
          ------------
separate counterparts, each of which when so executed shall be deemed to be an original and both of which taken together shall constitute one and the same agreement.

     9.   Headings.  The headings in this Agreement are for convenience of
          --------
reference only and shall not limit or otherwise affect the meaning hereof.

     10.  Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the District of Columbia, without regard to the principles of conflicts of law of such jurisdiction.

     11.  Jurisdiction.  Each party to this Agreement hereby irrevocably agrees
          ------------
that any legal action or proceeding arising out of or relating to this Agreement or any agreements or transactions contemplated hereby shall be brought in the courts of the District of Columbia or of the United States of America for the District of Columbia and hereby expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum.
Each party hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the address set forth in Section 5, such service to become effective 10 days after such mailing.

     12.  Severability.  If any one or more of the provisions contained herein,
          ------------
or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired.

     13.  Entire Agreement.  This Agreement, together with the Exhibits hereto,
          ----------------
is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth herein or therein. This Agreement, together with the Exhibits hereto, supersedes all prior agreements and understandings between the parties with respect to such subject matter. The parties acknowledge and agree than this Agreement does not supersede the Stock Purchase and Option Agreement, dated as of December 4, 1995, between the parties, which remains in full force and effect.

     14.  Further Assurances.  Each of the parties shall execute such
          ------------------
documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations, or other actions by, or giving any notices to, or making any filings with, any governmental authority or any other person or entity) as may be reasonably required to carry out or to perform the provisions of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement or caused this Agreement to be executed and delivered by their authorized representatives as of the date first above written.

                              MIL 3, INCORPORATED

                              By:  /s/ Marc A. Cohen
                                  --------------------------
                                  Name:  Marc A. Cohen
                                  Title: Chairman

                               /s/ George M. Cathey
                              ------------------------------
                              George M. Cathey

                                                                       EXHIBIT A

                      STOCK PURCHASE AND OPTION AGREEMENT

          THIS STOCK PURCHASE AND OPTION AGREEMENT (the "Agreement") is made this 4th day of December 1995, by and between MIL 3, INCORPORATED (the "Company"), a corporation organized and existing under the laws of the State of Delaware, and GEORGE M. CATHEY (the "Purchaser"), an individual residing in Washington, D.C. The Company and Purchaser are sometimes collectively referred to herein as the "Parties" and each individually as the "Party."


                                  WITNESSETH:

          WHEREAS, Purchaser is and has been employed by the Company as a principal engineer and project manager and is familiar with the Company and its business, and

          WHEREAS, the Company desires to sell, and Purchaser desires to purchase, fifteen thousand (15,000) shares of the Company's Common Stock (the "Common Stock"), par value $.01 (said 15,000 shares, the "Stock"), in accordance with the terms of this Agreement.

          NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending legally to be bound hereby, agree as follows:


                                   ARTICLE I
                           Sale of the Stock; Option
                           -------------------------

          1.1  Sale of the Stock.  Subject to the terms and conditions hereof,
               -----------------
provided that the Purchaser remains an employee of the Company, the Company will sell to Purchaser, and Purchaser will purchase from the Company, fifteen thousand (15,000) shares of the Stock at a purchase price of $1.90 per share (the "Purchase Price"), or a total of $28,500.

          1.2  Option.
               ------

               (a)  Option to Purchase. Subject to the terms and conditions
                    ------------------
hereof, the Company grants to the Purchaser an option (the "Option") to purchase ten thousand (10,000) shares of Common Stock (the "Option Stock") at an exercise price of $1.90 per share. The Option only may be exercised during the period described below that occurs after the first to occur of the following events, and if not exercised during such period shall immediately terminate and become null and void (such period during which the Option may be exercised is hereafter referred to as the "Option Term"):

               (i)   the sixty (60) day period following notice by the

          Company to the Purchaser of a merger or other business combination involving the Company; or

               (ii) the sixty (60) day period following notice by the Company to the Purchaser of the scheduled effectiveness of the Company's Initial Public Offering (as defined below); or

               (iii) the twelve (12) month period commencing on or after December 4, 2005.

               (b)  Certain Other Termination Provisions.
                    ------------------------------------

                    (i) The Option and all rights hereunder with respect thereto, to the extent such rights shall not have been exercised, shall terminate and become null and void on the last day of the Option Term.

                    (ii) If the Purchaser's employment with the Company has terminated for any reason, the Option, if not previously exercised, shall immediately terminate and become null and void except where the termination of such employment is by reason of Purchaser's death during the Option Term.

                    (iii) Upon a termination of the Purchaser's employment by reason of death during the Option Term, the Option may be exercised by the Purchaser's estate during the Option Term.

                    (iv) A transfer of the Purchaser's employment between the Company and any parent or subsidiary of the Company, or between any parents or subsidiaries of the Company, shall not be deemed to be a termination of the Purchaser's employment.

                    (v) Notwithstanding any other provisions set forth herein, if the Purchaser shall (A) commit any act of malfeasance or wrongdoing affecting the Company or any parent or subsidiary of the Company, (B) breach any covenant not to compete or employment contract with the Company or any parent or subsidiary of the Company, or (C) engage in conduct that would warrant the termination of Purchaser's employment for cause, the Option shall immediately terminate and become null and void.

               (c)  Exercise.
                    --------

                    (i) The Purchaser (or his estate, if applicable) may only exercise the Option with respect to all, but not less than all, of the Option Stock by giving written notice to the Company during the Option Term of intent to exercise. The notice of exercise shall specify that Purchaser (or his estate, if applicable) is exercising the Option and the date of exercise thereof, which date shall be at least five (5) business days after the giving of such notice unless an earlier time shall have been agreed between the Company and the Purchaser (or his estate, if applicable).

                    (ii) If the Purchaser (or his estate, if applicable) fails to pay for any of the Option Stock specified in such notice or fails to accept delivery thereof, the Option shall immediately terminate and become null and void.

               (d)  Adjustments. In the event of a reorganization,
                    -----------
recapitalization, change of shares, stock split, stock dividend, reclassification, subdivision or combination of shares or any other change in the corporate structure or shares of capital stock of the Company, the Company shall make such adjustment as is appropriate in the number and kind of shares of Common Stock subject to the Option or in the option exercise price; provided,
                                                                    --------
however, that no such adjustment shall give the Purchaser any additional
-------
benefits under the Option.

               (e)  Merger or Other Business Combination.  If the Option
                    ------------------------------------
has not been exercised or terminated, the Company shall provide Purchaser with thirty (30) days notice prior to the consummation of any merger or other business combination involving the Company during the period prior to December 4, 2005. Purchaser (or his estate, if applicable) shall have the right to exercise the Option and pay for the Option Stock during the sixty (60) day period after such notice, following which the Option shall terminate and become null and void.

               (f)  Public Offering.
                    ---------------

                    (i) If the Option has not been exercised or terminated, the Company shall provide Purchaser with thirty (30) days notice prior to the effectiveness of the Company's Initial Public Offering if it is scheduled to become effective during the period prior to December 4, 2005. Purchaser (or his estate, if applicable) shall have the right to exercise the Option and pay for the Option Stock during the sixty (60) day period after such notice, following which the Option shall terminate and become null and void.

                    (ii) "Initial Public Offering" as used herein means the first public offering of Common Stock of the Company, which offering is effected pursuant to a registration statement other than on Form S-8 filed with, and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

               (g)  Transfer. During the Purchaser's lifetime, the Option shall
                    --------
be exercisable only by the Purchaser or any guardian or legal representative of the Purchaser, and the Option shall not be transferable except, in case of the death of the Purchaser, by will, or the laws of descent and distribution, nor shall the Option be subject to attachment, execution or other similar processes. In the event of (i) any attempt by the Purchaser to alienate, assign, pledge, hypothecate or otherwise dispose of the Option, except as provided for herein, or (ii) the levy of any attachment, execution or similar process upon the rights or interests hereby conferred, the Company may terminate the Option by notice to the Purchaser, and it shall thereupon become null and void.

               (h)  No Rights as to Employment. Neither the granting of the
                    --------------------------
Option nor its exercise shall be construed as granting to the Purchaser any right with respect to continuance of employment with the Company.


          1.3  No Rights as Shareholder.  Notwithstanding anything to the
               ------------------------
contrary set forth in this Agreement, until Purchaser (or his estate, if applicable) shall have fully paid for the shares of Stock or the Option Stock in accordance with this Agreement, Purchaser (or his estate, if applicable) shall not be considered a shareholder with respect to such shares, shall have no rights to exercise any voting or other rights with respect thereto, and shall not be entitled to any compensation or consideration for any such rights which have not been exercised by full payment to the Company in accordance with this Agreement.


                                  ARTICLE II
                             Closings; Deliveries
                             --------------------

          2.1  Closings.
               --------

               (a) The closing of the purchase and sale of the Stock contemplated by Section 1.1 shall be held at 2 p.m. on December 15, 1995 at the offices of the Company at 3400 International Drive, N.W., Washington, D.C. 20008.

               (b) The closing of the purchase and sale of the Option Stock contemplated by Section 1.2 shall be held at 2 p.m. at the offices of the Company 10 business days after Purchaser has provided written notice to the Company of his exercise of the Option.

          2.2  Deliveries.  At each closing, (a) the Company shall deliver
               ----------
to Purchaser (or his estate, if applicable) a certificate for the number of shares of Common Stock, par value $.01, to be purchased by Purchaser (or his estate, if applicable) at such closing, registered in the name of Purchaser (or his estate, if applicable), and (b) Purchaser (or his estate, if applicable) shall deliver to the Company the Purchase Price per share, in the form of a cashier's or certified check or money order payable to the Company, along with a letter signed by Purchaser (or his estate, if applicable) reciting the representations and warranties contained in Sections 3.1 and 3.2 of this Agreement.

                                  ARTICLE III
                  Representations and Warranties of Purchaser
                  -------------------------------------------

          Purchaser represents and warrants to the Company as follows:

          3.1  Investment.  Purchaser is acquiring the Stock and the Option
               ----------
Stock, as applicable, for his own account for investment and not with a view to any distribution thereof; Purchaser has no agreement, undertaking, arrangement, obligation or commitment providing for the disposition thereof; and Purchaser understands that the Stock and the Option Stock, as applicable, has not been registered under the Securities Act of 1933, as amended, and will bear the legends specified in Section 3.3.

          3.2  Receipt of Information.  Purchaser has been furnished access
               ----------------------
to the business and other records of the Company and such additional information and documents as Purchaser has requested, and has been afforded an opportunity to ask questions of and receive answers from representatives of the Company concerning the terms and conditions of this Agreement, the purchase of the Stock and the Option Stock, as applicable, the Company's business, financial condition and prospects, and all other matters deemed relevant by the Purchaser.

          3.3  Legends. Each certificate representing (a) the Stock, (b) the
               -------
Option Stock, and (c) any other securities issued in respect of the Stock and/or the Option Stock, whether upon any stock split, stock dividend, conversion, recapitalization, merger, consolidation or similar event, unless the securities evidenced by such certificate shall have been registered under the Securities Act of 1933, as amended, shall be imprinted with legends in the following form (in addition to any other legend required under applicable state securities laws):

          "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

          "THESE SECURITIES ARE SUBJECT TO CERTAIN TRANSFER
          RESTRICTIONS SET FORTH IN AN AGREEMENT DATED DECEMBER 4, 1995, BY AND BETWEEN THE HOLDER HEREOF AND THE COMPANY, AND MAY ONLY BE SOLD, TRANSFERRED OR ASSIGNED IN ACCORDANCE
          THEREWITH. A COPY OF SAID

          AGREEMENT IS ON FILE AND MAY BE INSPECTED AT THE OFFICES OF THE COMPANY."

                                  ARTICLE IV
                       Transfer Restrictions; Repurchase
                       ---------------------------------

          4.1  Transfer Restrictions.  Notwithstanding anything to the
               ---------------------
contrary set forth herein, no shares of Stock or Option Stock acquired by the Purchaser (or his estate, if applicable) hereunder may be sold, transferred, assigned, pledged or otherwise disposed of, unless the Purchaser (or his estate, if applicable) has first obtained the written approval of the Company's board of directors.

          4.2  Repurchase.
               ----------

               (a) Except as provided in Section 4.2(c), the Company shall have the right to purchase all shares of the Stock and Option Stock (if any) then held by the Purchaser (or the Purchaser's estate, if applicable) if the Purchaser's employment with the Company has terminated for any reason, other than death or disability, during the six (6) year period commencing on the date first set forth above, at a price per share equal to the lesser of (i) the Purchase Price (subject to increase in accordance with Section 4.4(a)) or (ii) the "fair market value" of the shares of the Company's Common Stock as most recently determined in accordance with Section 4.4(b).

               (b) Except as provided in Section 4.2(c), the Company shall have the right to purchase all shares of the Stock and Option Stock (if any) then held by the Purchaser (or the Purchaser's estate, if applicable) if the Purchaser's employment with the Company has terminated due to his death or disability during the six (6) year period commencing on the date first set forth above, at a price per share equal to the fair market value of the Company's Common Stock as most recently determined in accordance with Section 4.4(b).

               (c) Notwithstanding Sections 4.2(a) and (b), if the Purchaser's employment with the Company terminates for any reason (including due to his death or disability) during the six (6) year period commencing on the date first set forth above and, if on the date of such termination, Marc A. Cohen and Alain Cohen do not own in the aggregate at least 50% of the issued and outstanding shares of Common Stock of the Company, then the Company shall have the right to purchase, and the Purchaser shall have the right to require the Company to purchase, all (but not less than all) shares of Stock and Option Stock (if any) then held by Purchaser (or the Purchaser's estate, if applicable) at a price per share equal to the fair market value thereof as most recently determined in accordance with Section 4.4(b).

               (d) Commencing six (6) years after the date first set forth above, the Company shall have the right to purchase all shares of the Stock and Option Stock (if any) then held by the Purchaser (or the Purchaser's estate, if applicable) if the Purchaser's employment with the Company has terminated for any reason, including due to his death or disability, at a price per share equal to the fair market value of the Company's Common Stock as most recently determined in accordance with Section 4.4(b).

          4.3  Exercise of Repurchase Rights.
               -----------------------------

               (a) The Company may exercise its right to repurchase the Stock and the Option Stock in accordance with Sections 4.2(a), (b) or (d) at any time by giving written notice of such exercise to Purchaser (or his estate, if applicable) during the twelve (12) month period following the termination of Purchaser's employment. The Company's purchase of the Stock and the Option Stock in accordance with Section 4.2 (a), (b) or (d) shall be concluded within ninety
(90) days after the date of such notice, at a closing at the Company's principal office, at a time and date designated by the Company upon three (3) business days prior notice to Purchaser (or his estate, if applicable).

               (b)  (i)   The Company may exercise its right to purchase
                    the Stock and the Option Stock in accordance with Section 4.2(c) by giving written notice of such exercise to Purchaser (or his estate, if applicable) during the thirty
                    (30) day period following the date of termination of Purchaser's employment. If the Company has elected to purchase the Stock and the Option Stock, the Company's purchase of the Stock and the Option Stock in accordance with Section 4.2(c) shall be concluded within ninety (90) days after the date of such notice, at a closing at the Company's principal office, at a time and date designated by the Company upon three (3) business days prior notice to Purchaser (or his estate, if applicable).

                    (ii) Purchaser may elect to require the Company to purchase the Stock and the Option Stock in accordance with Section 4.2(c) by giving written notice of such election to the Company during the thirty (30) day period following the date of termination of Purchaser's employment. If Purchaser has provided such notice, the Company's purchase of the Stock and the Option Stock in accordance with Section 4.2(c) shall be concluded within the twelve (12) month period after the date of such notice, at a closing at the Company's principal office, at a time and date designated by the Company upon three (3) business days prior notice to Purchaser (or his estate, if applicable).

               (c) At each such closing contemplated in this Section 4.3, (i) Purchaser (or his estate, if applicable) shall deliver all certificates evidencing the shares of Stock and the Option Stock, free and clear of any claim, lien or encumbrance, with stock powers duly executed, and Purchaser (or his estate, if applicable) shall indemnify and hold the Company harmless against any claims, liabilities or expenses with respect to Purchaser's (or his estate's) ownership of such shares, and (ii) the Company shall pay for the shares of Stock and Option Stock by cashier's check, certified check or money order.

          4.4  Purchase Price Payable Upon Repurchase.
               --------------------------------------

               (a)  CPI Adjustments.
                    ---------------

                    (i) The Purchase Price to be paid by the Company in accordance with Section 4.2(a) upon a purchase of each share of Stock and Option Stock shall be increased proportionately in accordance with the cumulative increase in the Consumer Price Index ("CPI"), measured from (A) the monthly CPI most recently published prior to the closing date of Purchaser's (or his estate's) acquisition of each such share to (B) the monthly CPI most recently published prior to the date of such purchase by the Company.

                    (ii) The CPI shall mean the index known as the United States Bureau of Labor Statistics, Consumer Price Index for Urban Wage Earners and Clerical Workers, all items, for Washington, D.C. SMSA (1982-84=100).

                    (iii) If the CPI as now constituted, compiled and published shall be revised or cease to be compiled and published during the term of this Agreement, then the Parties shall request the Bureau of Labor Statistics to furnish a statement converting the CPI to a figure that would be comparable to another index published by the Bureau of Labor Statistics and such other index shall be used in computing the increase contemplated herein. Should the Parties not be able to secure such appropriate conversion or adjustment, the Parties shall agree on some other index serving the same purpose.

               (b)  Fair Market Value.
                    -----------------

                    (i) The "fair market value" of the Company's Common Stock shall be such value as determined in good faith by the Employee Committee established under the Company's 1993 Incentive Stock Option Plan, or by any such committee under any successor plan, or in the event no such plan or committee is in existence, by an appraiser jointly agreed upon by the Company and the Purchaser (or his estate, if applicable), or failing such agreement within a reasonable period of time, by an independent appraiser appointed by the Company.

                    (ii)   The expenses of any such appraiser contemplated in
          Section 4.4(b)(i) above shall be borne by the Company, except that such expenses shall be borne by the Purchaser (or his estate, if applicable) in the event that the Stock is repurchased by the Company following termination of the Purchaser's employment for good cause in accordance with the Company's Employment Agreement with Purchaser dated December 4, 1995.

                                   ARTICLE V
                                 Miscellaneous
                                 -------------

          5.1  Notices.  Any notice required or permitted under this
               -------
Agreement shall be in writing and may be personally served or sent by facsimile or telex transmission or mail and shall be deemed to have been given as follows: if personally served, when served; if by facsimile transmission, when the transmission is completed to the proper telefax number and confirmation of receipt of the telefax is received; if by telex transmission, when the transmission is completed to the proper telex number and confirmation of delivery of the telex is received; or if mailed, on the fifth business day after deposit in the mail with airmail postage prepaid and properly addressed. The Parties shall promptly inform one another of any change in their addresses. For purposes hereof, the addresses of the Parties (until notice of a change thereof is given as provided herein) shall be as follows:

          To the Company:

                    MIL 3 Incorporated
                    3400 International Drive, NW
                    Washington, DC 20008
                    Attn:  Marc Cohen
                    Telephone: (202) 364-8390
                    Facsimile: (202) 364-8554

          with a copy to:

                    Verner, Liipfert, Bernhard, McPherson and Hand 901 15th Street, N.W.
                    Washington, DC 20005
                    Attn: Harold I. Freilich
                    Telephone: (202) 371-6242
                    Facsimile: (202) 371-6279

          To the Purchaser:

                    George M. Cathey
                    2602 Tunlaw Road, N.W.
                    No. 4
                    Washington, D.C. 20007
                    Telephone: 202-338-7213
                    Facsimile: _________________

          5.2  Entire Agreement.  This Agreement sets forth the entire
               ----------------
understanding between the Parties with respect to the subject matter hereof, and all prior discussions, memoranda of understanding, protocols of intent, letters of intent, term sheets and similar writings with regard hereto, are superseded and hereby terminated.

          5.3  Amendments.  All amendments, deletions and additions to this
               ----------
Agreement shall be in writing, signed by duly authorized representatives of the Parties.

          5.4  No Waiver of Rights.  No failure or delay by a party in the
               -------------------
exercise of any power, right or privilege hereunder shall operate as a waiver thereof. The partial or single exercise by a party of any power, right or privilege shall not preclude the further or later exercise of that, or any other, power, right or privilege.

          5.5  Severability.  If any one or more provisions in this Agreement,
               ------------
other than provisions constituting a material consideration to a party, shall be invalid or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remainder of this Agreement shall not be affected or impaired; provided, however, in such event the Parties shall use
                      --------  -------
their reasonable best efforts to achieve the purpose of the invalid or unenforceable provision by a new legally valid stipulation.

          5.6  Third Parties.  None of the provisions of this Agreement
               -------------
shall be for the benefit of or enforceable by any third parties except to the extent expressly set forth herein as to Purchaser's estate.

          5.7  Headings.  The inserted headings are for convenience only and
               --------
shall not be used to construe or interpret this Agreement.

          5.8  Counterparts.  This Agreement may be executed in one or two
               ------------
counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

          5.9  Binding Effect.  This Agreement shall be binding on the Parties
               --------------
and their legal successors and permitted assignees.

          5.10 Remedies.  Each of the Parties will be entitled to enforce
               --------
its rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The Parties agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that either party may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

          5.11 Choice of Law.  All questions arising under this Agreement shall
               -------------
be governed by the laws of the District of Columbia (other than its choice of law principles).


                           [Signatures on Next Page]

          IN WITNESS WHEREOF, the Parties have executed this Agreement on the day and year first above written.


                                        MIL 3 INCORPORATED,
                                        a Delaware corporation



                                        By: _____________________________
                                            Name: Marc A. Cohen
                                            Title:  Chairman of the Board



                                        _________________________________
                                        George M. Cathey

                                                                       EXHIBIT B

                            SECURED PROMISSORY NOTE

                                                            January 20, 2000
$231,023.90                                                 Washington, D.C.

     FOR VALUE RECEIVED, George M. Cathey (the "Maker") promises to pay to MIL 3, Incorporated, a Delaware corporation (the "Company"), or order, at the offices of the Company or at such other place as the holder of this Note may designate, the principal sum of $231,023.90, together with interest on the unpaid principal balance of this Note from time to time outstanding equal to 6.0% per year until paid in full. Principal and accrued interest shall be due and payable in full on the earlier of (i) the second anniversary of the date of this Note or (ii) the first anniversary of the closing of an initial public offering of equity securities of the Company pursuant to a registration statement filed with the Securities and Exchange Commission.

     Interest on this Note shall be computed on the basis of a year of 365 days for the actual number of days elapsed. All payments by the Maker under this Note shall be in immediately available funds.

     Payment of this Note is secured by a security interest in certain property of the Maker pursuant to a pledge agreement of even date herewith between the Maker and the Company (the "Pledge Agreement").

     The Maker's obligations under this Note are also fully recoverable from the Maker's personal assets.

     This Note shall become immediately due and payable without notice or demand upon the occurrence at any time of any of the following events of default (individually, "an Event of Default" and collectively, "Events of Default"):

     (1) the effective date of termination of the Maker's employment with the Company, if the Maker's employment with the Company shall be terminated by the Company for "good cause" as set forth in Section 2.1 of the Employment Agreement, dated December 4, 1995, between the Maker and the Company (the "Employment Agreement");

     (2) the date of the final determination of any breach by the Maker of (i) the covenant not to compete set forth in Section 1.6 of the Employment Agreement or (ii) any of the terms of the Agreement Regarding Creative Works, Inventions and Confidentiality, dated as of April 8, 1991, between the Maker and the Company;

     (3) the institution against the Maker or any endorser or guarantor of this Note of any proceedings under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally, which proceeding is not dismissed within thirty (30) days of filing;

     (4) the institution by the Maker or any endorser or guarantor of this Note of any proceedings under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally or the making by the Maker or any endorser or guarantor of this Note of a composition or an assignment or trust mortgage for the benefit of creditors;

     (5)  the occurrence of any event of default under the Pledge Agreement; or

     (6) if the Maker dies or becomes incapacitated, or if a conservator or guardian of the Maker is appointed, or if the Maker suffers any other legal disability.

     Upon the occurrence of an Event of Default, the holder shall have then, or at any time thereafter, all of the rights and remedies afforded by the Uniform Commercial Code as from time to time in effect in the District of Columbia or afforded by other applicable law.

     Every amount overdue under this Note shall bear interest from and after the date on which such amount first became overdue at an annual rate which is two
(2) percentage points above the rate per year specified in the first paragraph of this Note. Such interest on overdue amounts under this Note shall be payable on demand and shall accrue and be compounded monthly until the obligation of the Maker with respect to the payment of such interest has been discharged (whether before or after judgment).

     In no event shall any interest charged, collected or reserved under this Note exceed the maximum rate then permitted by applicable law and if any such payment is paid by the Maker, then such excess sum shall be credited by the holder as a payment of principal.

     All payments by the Maker under this Note shall be made without set-off or counterclaim and be free and clear and without any deduction or withholding for any taxes or fees of any nature whatever, unless the obligation to make such deduction or withholding is imposed by law. The Maker shall pay and save the holder harmless from all liabilities with respect to or resulting from any delay or omission to make any such deduction or withholding required by law.

     Whenever any amount is paid under this Note, all or part of the amount paid may be applied to principal or interest in such order and manner as shall be determined by the holder in its discretion.

     No reference in this Note to the Pledge Agreement or any guaranty or other document shall impair the obligation of the Maker to pay all amounts under this Note strictly in accordance with the terms of this Note.

     The Maker agrees to pay on demand all costs of collection, including reasonable attorneys' fees, incurred by the holder in enforcing the obligations of the Maker under this Note.

     No delay or omission on the part of the holder in exercising any right under this Note or the Pledge Agreement shall operate as a waiver of such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The Maker and every endorser or guarantor of this Note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral, and to the addition or release of any other party or person primarily or secondarily liable.

     This Note may be prepaid in whole or in part at any time or from time to time by the Maker. Any such prepayment shall be without premium or penalty.

     None of the terms or provisions of this Note may be excluded, modified or amended except by a written instrument duly executed on behalf of the holder expressly referring to this Note and setting forth the provision so excluded, modified or amended.

     All rights and obligations hereunder shall be governed by the laws of the District of Columbia and this Note is executed as an instrument under seal.

     IN WITNESS WHEREOF, this Note has been executed by an authorized representative of the undersigned as of the date first written above.


                                        ______________________________
                                        George M. Cathey

                                                                       EXHIBIT C

                            SECURED PROMISSORY NOTE

                                                               ___________, ____
$____________                                                  Washington, D.C.

     FOR VALUE RECEIVED, George M. Cathey (the "Maker") promises to pay to MIL 3, Incorporated, a Delaware corporation (the "Company"), or order, at the offices of the Company or at such other place as the holder of this Note may designate, the principal sum of $____________, together with interest on the unpaid principal balance of this Note from time to time outstanding equal to 6.0% per year until paid in full. Principal and accrued interest shall be due and payable in full on the earlier of (i) the second anniversary of the date of this Note or (ii) the first anniversary of the closing of an initial public offering of equity securities of the Company pursuant to a registration statement filed with the Securities and Exchange Commission.

     Interest on this Note shall be computed on the basis of a year of 365 days for the actual number of days elapsed. All payments by the Maker under this Note shall be in immediately available funds.

     Payment of this Note is secured by a security interest in certain property of the Maker pursuant to a pledge agreement dated as of January 20, 2000 between the Maker and the Company (the "Pledge Agreement").

     The Maker's obligations under this Note are also fully recoverable from the Maker's personal assets.

     This Note shall become immediately due and payable without notice or demand upon the occurrence at any time of any of the following events of default (individually, "an Event of Default" and collectively, "Events of Default"):

     (1) the effective date of termination of the Maker's employment with the Company, if the Maker's employment with the Company shall be terminated by the Company for "good cause" as set forth in Section 2.1 of the Employment Agreement, dated December 4, 1995, between the Maker and the Company (the "Employment Agreement");

     (2) the date of the final determination of any breach by the Maker of (i) the covenant not to compete set forth in Section 1.6 of the Employment Agreement or (ii) any of the terms of the Agreement Regarding Creative Works, Inventions and Confidentiality, dated as of April 8, 1991, between the Maker and the Company;

     (3) the institution against the Maker or any endorser or guarantor of this Note of any proceedings under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally, which proceeding is not dismissed within thirty (30) days of filing;

     (4) the institution by the Maker or any endorser or guarantor of this Note of any proceedings under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally or the making by the Maker or any endorser or guarantor of this Note of a composition or an assignment or trust mortgage for the benefit of creditors;

     (5)  the occurrence of any event of default under the Pledge Agreement; or

     (6) if the Maker dies or becomes incapacitated, or if a conservator or guardian of the Maker is appointed, or if the Maker suffers any other legal disability.

     Upon the occurrence of an Event of Default, the holder shall have then, or at any time thereafter, all of the rights and remedies afforded by the Uniform Commercial Code as from time to time in effect in the District of Columbia or afforded by other applicable law.

     Every amount overdue under this Note shall bear interest from and after the date on which such amount first became overdue at an annual rate which is two
(2) percentage points above the rate per year specified in the first paragraph of this Note. Such interest on overdue amounts under this Note shall be payable on demand and shall accrue and be compounded monthly until the obligation of the Maker with respect to the payment of such interest has been discharged (whether before or after judgment).

     In no event shall any interest charged, collected or reserved under this Note exceed the maximum rate then permitted by applicable law and if any such payment is paid by the Maker, then such excess sum shall be credited by the holder as a payment of principal.

     All payments by the Maker under this Note shall be made without set-off or counterclaim and be free and clear and without any deduction or withholding for any taxes or fees of any nature whatever, unless the obligation to make such deduction or withholding is imposed by law. The Maker shall pay and save the holder harmless from all liabilities with respect to or resulting from any delay or omission to make any such deduction or withholding required by law.

     Whenever any amount is paid under this Note, all or part of the amount paid may be applied to principal or interest in such order and manner as shall be determined by the holder in its discretion.

     No reference in this Note to the Pledge Agreement or any guaranty or other document shall impair the obligation of the Maker to pay all amounts under this Note strictly in accordance with the terms of this Note.

     The Maker agrees to pay on demand all costs of collection, including reasonable attorneys' fees, incurred by the holder in enforcing the obligations of the Maker under this Note.

     No delay or omission on the part of the holder in exercising any right under this Note or the Pledge Agreement shall operate as a waiver of such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The Maker and every endorser or guarantor of this Note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral, and to the addition or release of any other party or person primarily or secondarily liable.

     This Note may be prepaid in whole or in part at any time or from time to time by the Maker. Any such prepayment shall be without premium or penalty.

     None of the terms or provisions of this Note may be excluded, modified or amended except by a written instrument duly executed on behalf of the holder expressly referring to this Note and setting forth the provision so excluded, modified or amended.

     All rights and obligations hereunder shall be governed by the laws of the District of Columbia and this Note is executed as an instrument under seal.

     IN WITNESS WHEREOF, this Note has been executed by an authorized representative of the undersigned as of the date first written above.


                                        ______________________________
                                        George M. Cathey

                                                                       EXHIBIT D

                               PLEDGE AGREEMENT

     This is a pledge agreement made as of the 20th day of January, 2000 between George M. Cathey ("Pledgor") and MIL 3, Incorporated, a Delaware corporation ("Pledgee").

     1.  Pledge of Collateral.  Pledgor hereby grants Pledgee a security
         --------------------
interest in the Shares (as defined in that certain Loan Agreement, dated as of the date hereof, between Pledgor and Pledgee (the "Loan Agreement")), which Pledgor has delivered to Pledgee, as well as all other instruments, documents, stock certificates, money and goods as may be issued to Pledgee or become issuable to Pledgee in connection with such stock from time to time, whether through delivery by Pledgor or otherwise (collectively, the "Collateral").

     2.  Obligations Secured.  The security interest in the Collateral granted
         -------------------
hereby secures payment and performance of the Note and, if and when issued by Pledgor, the Second Note and the Third Note (each as defined in the Loan Agreement), together with all interest, fees, charges and expenses with respect to the Note and, if and when issued by Pledgor, the Second Note and the Third Note (collectively, the "Obligations").

     3.  Pledgee's Rights and Duties with Respect to the Collateral.  Pledgee's
         ----------------------------------------------------------
only duty with respect to the Collateral shall be to exercise reasonable care to secure the safe custody thereof. Pledgee shall have the right but not the obligation to (a) demand, sue for, receive and collect all money or money damages payable on account of any Collateral, (b) protect, preserve or assert any other rights of Pledgor or take any other action with respect to the Collateral and (c) pay any taxes, liens, assessments, insurance premiums or other charges pertaining to Collateral. Any expenses incurred by Pledgee under the preceding sentence shall be paid by Pledgor upon demand, become part of the Obligations secured by the Collateral and bear interest at the rate provided in the first paragraph of the Note until paid. Pledgee shall be relieved of all responsibility for the Collateral upon surrendering it to Pledgor.

     4.  Pledgor's Warranties and Indemnity.  Pledgor represents, warrants and
         ----------------------------------
covenants (a) that he is and will be the lawful owner of the Collateral, (b) that the Collateral is and will be fully paid and non-assessable, (c) that the Collateral is and will remain free and clear of all liens, encumbrances and security interests, (d) that Pledgor has the sole right and lawful authority to pledge the Collateral and otherwise to comply with the provisions hereof and (e) that Pledgor has obtained the consent and agreement of all persons who have contractual rights or restrictions with respect to the Collateral to the pledge, disposition and other rights of Pledgee herein. In the event that any adverse claim is asserted in respect of the Collateral or any portion thereof, except such as may result from an act of Pledgee not authorized hereunder, Pledgor promises and agrees to indemnify Pledgee and hold Pledgee harmless from and against any losses, liabilities, damages, expenses, costs and reasonable counsel fees incurred by Pledgee in exercising any right, power or remedy of Pledgee hereunder or defending, protecting or enforcing the security interests created hereunder. Any such loss, liability or expense so incurred shall be paid by Pledgor upon demand, become part of the Obligations secured by the Collateral and bear interest at the rate provided in the first paragraph of the Note until paid.

     5.  Voting of Collateral.  While Pledgor is not in default hereunder,
         --------------------
Pledgor may vote stock and other securities pledged as Collateral.

     6.  Dividends and Other Distributions.  While Pledgor is not in default
         ---------------------------------
hereunder, Pledgor may receive cash dividends and other cash distributions payable with respect to Collateral, provided, however, that Pledgor shall
                                    --------  -------
immediately inform Pledgee of the receipt of any such dividend or other distribution and shall hold the amount thereof in trust for Pledgee unless and until Pledgee shall in writing release Pledgor from such trust. Pledgor shall cause all non-cash dividends and distributions with respect to Collateral to be distributed directly to Pledgee, to be held by Pledgee as additional Collateral, and if any such distribution is made to Pledgor, Pledgor shall receive such distribution in trust for Pledgee and shall immediately transfer it to Pledgee.

     7.  Pledgor's Default.  Pledgor shall be in default hereunder upon the
         -----------------
occurrence of any of the following events:

         (a) if any proceeding under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally is instituted against Pledgor or any indorser or guarantor of the Note, the Second Note or the Third Note (collectively, the "Notes"), which proceeding is not dismissed within thirty (30) days of filing;

         (b) if any proceeding under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally is instituted by Pledgor or any indorser or guarantor of the Notes, or if a composition or an assignment or trust mortgage for the benefit of creditors is made by Pledgor or any indorser or guarantor of the Notes;

         (c) if Pledgor dies or becomes incapacitated, or if a conservator or guardian of Pledgor is appointed, or if Pledgor suffers any other legal disability;

         (d) if any lien, encumbrance or adverse claim of any nature whatsoever is asserted with respect to any Collateral;

         (e) if any warranty of Pledgor hereunder is or shall become false;

         (f) if Pledgor fails to fulfill any obligation hereunder; or

         (g) if Pledgor fails to pay or perform any of the Obligations when such payment or performance is due.

     8.  Pledgee's Rights upon Default.  Upon the occurrence of any default as
         -----------------------------
defined in the preceding section, Pledgee may, if Pledgee so elects in its sole option:

         (a) at any time and from time to time, sell, assign and deliver the whole or any part of the Collateral at a sale through a broker in a public market where securities of the type constituting such Collateral are usually traded, without any advertisement, presentment, demand for performance, protest, notice of protest, notice of dishonor or any other notice;

          (b) at any time and from time to time sell, assign and deliver all or any part of the Collateral, or any interest therein, at any other public or private sale, for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and on such terms as Pledgee in its absolute discretion may determine, provided that (i) at least ten days'
                                       --------
notice of the time and place of any such sale shall be given to Pledgor, (ii) in the case of any private sale, such notice shall also contain the minimum terms of the proposed sale, and (iii) Pledgee shall obtain a fair market value price for the Collateral, as reasonably determined by the Board of Directors of Pledgee;

          (c) exercise the right to vote, the right to receive cash dividends and other distributions and all other rights with respect to the Collateral as though Pledgee were the absolute owner thereof, whether or not such rights were retained by Pledgor as against Pledgee before default; and

          (d) exercise all other rights available to a secured party under the Uniform Commercial Code and other applicable law.

     9.   Application of Sale Proceeds.  In the event of a sale of Collateral
          ----------------------------
pursuant to Section 8, the proceeds shall first be applied to the payment of the expenses of the sale, including brokers' commissions, counsel fees, any taxes or other charges imposed by law upon the Collateral or the transfer thereof and all other charges paid or incurred by Pledgee pertaining to the sale; and, second, to satisfy outstanding Obligations, in the order in which Pledgee elects in its sole discretion; and, third, the surplus (if any) shall be paid to Pledgor.

     10.  Notices.  All notices, demands and other communications provided for
          -------
or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, courier service, personal delivery or facsimile (provided that "answer back" confirmation is received by the sender of the facsimile):

          (a)  if to Pledgee:
               MIL 3, Incorporated
               3400 International Drive, N.W.
               Washington, DC  20008
               Facsimile: (202) 364-8554
               Attn: Chief Financial Officer

               with a copy to:
               Hale and Dorr LLP
               1455 Pennsylvania Ave., N.W.
               Washington, DC 20004-1008
               Facsimile: (202) 942-8484
               Attn: Brent B. Siler, Esq.

          (b)  if to Pledgor:
               George M. Cathey
               1608 Q Street, N.W.
               Washington, DC 20009

     All such notices and communications shall be deemed to have been duly given
     (a) when delivered by hand, if personally delivered, (b) when delivered by courier, if delivered by commercial overnight courier service, (c) when mailed, five business days after being deposited in the mail, postage prepaid, or (d) when "answer back" confirmation is received by the sender, if sent by facsimile. Any party may, from time to time, change its address by sending a notice with the new address in accordance with the provisions of this Section 10.

     11.  Duration of Pledge Agreement.  The rights and obligations of Pledgor
          ----------------------------
     and Pledgee under this Pledge Agreement shall terminate at such time as all of the Obligations are paid in full. At such time, the remaining Collateral, if any, shall be surrendered to Pledgor.

     12.  Successors and Assigns.  This Pledge Agreement shall inure to the
          ----------------------
     benefit of and be binding upon the successors and permitted assigns of the parties hereto. Pledgor may not assign any of his rights under this Pledge Agreement without the written consent of Pledgee. Pledgee may assign any of its rights under this Pledge Agreement without the written consent of Pledgor. No person or entity other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Pledge Agreement.

     13.  Amendment and Waiver.
          --------------------

          (a) No failure or delay on the part of Pledgor or Pledgee in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

          (b) Any amendment, supplement or modification of or to any provision of this Pledge Agreement, any waiver of any provision of this Pledge Agreement and any consent to any departure by any party from the terms of any provision of this Pledge Agreement shall be effective (i) only if it is made or given in writing and signed by Pledgor and Pledgee and (ii) only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Pledge Agreement, no notice to or demand on any party in any case shall entitle any party hereto to any other or further notice or demand in similar or other circumstances.

     14.  Counterparts.  This Pledge Agreement may be executed by the parties
          ------------
     hereto in separate counterparts, each of which when so executed shall be deemed to be an original and both of which taken together shall constitute one and the same agreement.

     15.  Headings.  The headings in this Pledge Agreement are for convenience
          --------
     of reference only and shall not limit or otherwise affect the meaning hereof.

     16.  Governing Law.  This Pledge Agreement shall be governed by and
          -------------
     construed in accordance with the laws of the District of Columbia, without regard to the principles of conflicts of law of such jurisdiction.

     17.  Jurisdiction.  Each party to this Pledge Agreement hereby irrevocably
          ------------
     agrees that any legal action or proceeding arising out of or relating to this Pledge Agreement or any agreements or transactions contemplated hereby shall be brought in the courts of the District of Columbia or of the United States of America for the District of Columbia and hereby expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. Each party hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the address set forth in
     Section 10, such service to become effective 10 days after such mailing.

     18.  Severability.  If any one or more of the provisions contained herein,
          ------------
     or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired.

     19.  Entire Agreement.  This Pledge Agreement is intended by the parties as
          ----------------
     a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth herein. This Pledge Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.
     The parties acknowledge and agree that this Pledge Agreement does not supersede the Stock Purchase and Option Agreement, dated as of December 4, 1995, between the parties, which remains in full force and effect.

     20.  Further Assurances.  Each of the parties shall execute such documents
          ------------------
     and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations, or other actions by, or giving any notices to, or making any filings with, any governmental authority or any other person or entity) as may be reasonably required to carry out or to perform the provisions of this Pledge Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be executed and delivered by their authorized representatives as of the date first above written.

                                        MIL 3, INCORPORATED

                                        By:  ______________________________
                                             Name:
                                             Title:

                                        ____________________________________
                                        George M. Cathey